Exhibit 3.7

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Entity Number	Certificate of Limited Partnership
3272661	(15 Pa.C.S. § 8511)

Name	Document will be returned to the name and address you enter to the left.
ESQUIRE ASSIST
Address	ï
COUNTER PICKUP
City State Zip Code

Fee: $125
Filed in the Department of State on JAN 07 2005

THIS IS A TRUE COPY OF THE ORIGINAL SIGNED	/s/ PEDRO A. CORTES
Secretary of the Commonwealth
DOCUMENT FILED WITH
THE DEPARTMENT OF STATE.

In compliance with the requirements of 15 Pa.C.S. § 8511 (relating to certificate of limited partnership), the undersigned, desiring to form a limited partnership, hereby certifies that:

1.	The name of the limited partnership (may contain the word “company”, or “limited” or “limited partnership” or any abbreviation):

DOWNS RACING, L.P.

2.	The (a) address of the limited partnership’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and Street	City	State	Zip	County

(b) Name of Commercial Registered Office Provider	County

c/o CT CORPORATION SYSTEM	LUZERNE*

* The registered office of the association represented shall be deemed for venue and official publication purposes to be located in the county so named.

3.	The name and business address of each general partner of the partnership is:

Name	Address

PNGI, LLC HUGHES CTR., STE. 170,3763 HOWARD HUGHES PARKWAY, LAS VEGAS, NV 89109

4.	Check, and if appropriate complete, one of the following:

☒	The formation of the limited partnership shall be effective upon filing this Certificate of Limited Partnership in the Department of State.

☐	The formation of the limited partnership shall be effective on: at .

Date Hour

5.	The specified effective date, if any is:

month	date	year	hour, if any

IN TESTIMONY WHEREOF, the undersigned general partner(s) of the limited partnership has (have) executed this Certificate of Limited Partnership this 5th day of January, 2005.

PNGI, LLC, its general partner
BY: PNGI POCONO, CORP., its sole member
BY:

/s/ Robert S. Ippolito
Signature

Robert S. Ippolito
Name

Secretary and Treasurer
Title

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Certificate of Amendment-Domestic
(15Pa.C.S.)
Entity Number
3272661	☒ Limited Partnership (§ 8512)
☐ Limited Liability Company (§ 8951)

Name	Document will be returned to the name and address you enter to the left.
ESQUIRE ASSIST

Address	ï
COUNTER PICK-UP
City State Zip Code

Fee: $70
Filed in the Department of State on FEB 04 2005

/s/ PEDRO A. CORTES
Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions (relating to certificate of amendment), the undersigned, desiring to amend its Certificate of Limited Partnership/Organization, hereby certifies that:

1.	The name of the limited partnership/limited liability company is:

DOWNS RACING, L.P.

2.	The date of filing of the original Certificate of Limited Partnership/Organization: JANUARY 7, 2005

3.	Check, and if appropriate complete, one of the following:

☒	The amendment adopted by the limited partnership/limited liability company, set forth in full, is as follows:

AS OF JANUARY 25, 2005, SECTION 3 OF THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:

MOHEGAN COMMERCIAL VENTURES PA, LLC, 1 MOHEGAN SUN BLVD., UNCASVILLE, CT 06382-0488

☐	The amendment adopted by the limited partnership/limited liability company is set forth in full in Exhibit A attached hereto and made a part hereof.

4.	Check, and if appropriate complete, one of the following:

☒	The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

☐	The amendment shall be effective on: at .

Date Hour

THIS IS A TRUE COPY OF THE ORIGINAL SIGNED DOCUMENT FILED WITH THE DEPARTMENT OF STATE.

5.	Check if the amendment restates the Certificate of Limited Partnership/Organization:

☐	The restated Certificate of Limited Partnership/Organization supersedes the original Certificate of Limited Partnership/Organization and all previous amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership/limited liability company has caused this Certificate of Amendment to be executed as of this 25th day of JANUARY, 2005.

NEW GENERAL PARTNER: DOWNS RACING, L.P.
BY: MOHEGAN COMMERCIAL VENTURES PA, LLC, its general partner

Name of Limited Partnership/Limited Liability Company

/s/ Peter Roberti
PETER ROBERTI Signature

VICE PRESIDENT
Title

IN TESTIMONY WHEREOF, the undersigned limited partnership/limited liability company has caused this Certificate of Amendment to be executed as of this 25th day of JANUARY, 2005.

WITHDRAWING GENERAL PARTNER: DOWNS RACING, L.P.
BY: PNGI, LLC
BY: PNGI POCONO, CORP., its sole member

Name of Limited Partnership/Limited Liability Company

BY:	/s/ Robert S. Ippolito
ROBERT S. IPPOLITO Signature

SECRETARY AND TREASURER
Title